Exhibit 10.125

EXECUTION COPY

FIRST AMENDMENT

FIRST AMENDMENT, dated as of May 11, 2005 (this “Amendment”), to the CREDIT AGREEMENT, dated as of November 19, 2004, among Countrywide Home Loans, Inc. (“CHL”), Countrywide Financial Corporation (“CFC”), the Lenders parties thereto (the “Lenders”), Commerzbank AG, New York and Grand Cayman Branches and Societe Generale, as Documentation Agents (in such capacity, the “Documentation Agents”), BNP Paribas, as Syndication Agent (in such capacity, the “Syndication Agent”), Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”), and Royal Bank of Canada, as Managing Administrative Agent (in such capacity, the “Managing Administrative Agent”).

W I T N E S S E T H :

WHEREAS, CFC, CHL, the Lenders, the Documentation Agents, the Syndication Agent, the Administrative Agent, and the Managing Administrative Agent are parties to the Credit Agreement, dated as of November 19, 2004 (as amended or supplemented, the “Credit Agreement”);

WHEREAS, CFC and CHL have requested that the Lenders agree to make certain amendments relating to the Credit Agreement as set forth herein; and

WHEREAS, the Lenders are willing to agree to such amendments, in each case subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, CFC, CHL, the Lenders, the Documentation Agents, the Syndication Agent, the Administrative Agent, and the Managing Administrative Agent hereby agree as follows:

1.             Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.             Amendment to Section 6.06 of the Credit Agreement. Section 6.06 of the Credit Agreement is hereby amended by deleting the parenthetical “(other than, in the case of CFC, CHL)” and inserting in lieu thereof “(other than, in the case of CFC, CHL and Treasury Bank, N.A.)”.

3.             Effective Date. This Amendment shall be effective on and as of the day and year first above written (the “Effective Date”) subject to the delivery to the Managing Administrative Agent of the following:

(a)           A copy of this Amendment, duly executed by the parties hereto.

(b)           Such corporate resolutions, incumbency certificates and other authorizations from CFC and CHL as the Managing Administrative Agent may reasonably request.

(c)           Evidence satisfactory to the Agents that all fees and expenses payable to the Agents and the Lenders prior to or on the Effective Date have been paid in full.

4.             Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

5.             Representations and Warranties. Each of CFC and CHL hereby represents and warrants to the Lenders and the Managing Administrative Agent as follows:

(a)           Each of CFC and CHL has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of CFC and CHL and constitutes the legal, valid and binding obligation of CFC and CHL enforceable against each such Person in accordance with its terms.

(b)           At and as of the date of execution hereof and both prior to and after giving effect to this Amendment: (1) the representations and warranties of CFC and CHL contained in the Credit Agreement are accurate and complete in all respects, (2) there has not occurred any Default or Event of Default and (3) there has not occurred any material adverse change in the business, operations, assets or financial or other condition of CFC, CHL or their consolidated subsidiaries taken as a whole since December 31, 2004.

(c)           The financial statements of CFC, dated December 31, 2004, copies of which have heretofore been furnished to the Managing Administrative Agent and each Lender, are complete and correct and present fairly in accordance with GAAP the consolidated and consolidating financial condition of CFC and its consolidated subsidiaries at such date and the consolidated and consolidating results of its operations and changes in financial position for the fiscal year then ended.

(d)           The financial statements of CHL, dated December 31, 2004, copies of which have heretofore been furnished to the Managing Administrative Agent and each Lender, are complete and correct and present fairly in accordance with GAAP the consolidated financial condition of CHL and its consolidated subsidiaries at such date and the consolidated results of its operations and changes in financial position for the fiscal year then ended.

6.             Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[Signature pages following]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

COUNTRYWIDE FINANCIAL CORPORATION,
a Delaware corporation

By:	/s/ Jennifer S. Sandefur
Name:	Jennifer S. Sandefur
Title:	Senior Managing Director and Treasurer

COUNTRYWIDE HOME LOANS, INC.,
a New York corporation

By:	/s/ Jennifer S. Sandefur
Name:	Jennifer S. Sandefur
Title:	Senior Managing Director and Treasurer

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

ROYAL BANK OF CANADA, as Managing Administrative Agent

By:	/s/ David Wheatley
Name:	David Wheatley
Title:	Manager, Agency

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Howard Lee
Name:	Howard Lee
Title:	Authorized Signatory

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

BARCLAYS BANK PLC, as a Lender

By:	/s/ Alison A. McGuigan
Name:	Alison A. McGuigan
Title:	Associate Director

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

CREDIT SUISSE FIRST BOSTON ACTING THROUGH ITS CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Jay Chall
Name:	Jay Chall
Title:	Director

By:	/s/ Karim Blasetti
Name:	Karim Blasetti
Title:	Associate

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

BNP Paribas, as a Lender

By:	/s/ Pierre Nicholas Rogers
Name:	Pierre Nicholas Rogers
Title:	Managing Director

By:	/s/ Jamie Dillon
Name:	Jamie Dillon
Title:	Managing Director

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

COMMERZBANK AG, New York AND
GRAND CAYMAN BRANCHES, as a Lender

By:	/s/ Christian Jagenberg
Name:	Christian Jagenberg
Title:	SVP & Manager

By:	/s/ Yangling Joanne Si
Name:	Yangling Joanne Si
Title:	AVP

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Lloyds TSB Bank, plc, as a Lender

By:	/s/ Michael J. Gilligan
Name:	Michael J. Gilligan
Title:	Director, Financial Institutions, USA

By:	/s/ James M. Rudd
Name:	James M. Rudd
Title:	Vice President, Financial Institutions, USA

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

DRESDNER BANK AG, NEW YORK AND
GRAND CAYMAN BRANCHES, as a Lender

By:	/s/ Sascha Klaus
Name:	Sascha Klaus
Title:	Director

By:	/s/ J. Curtin Beaudouin
Name:	J. Curtin Beaudouin
Title:	Director

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

The Bank of Nova Scotia, as a Lender

By:	/s/ Todd Meller
Name:	Todd Meller
Title:	Managing Director

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

BAYERISCHE HYPO UND VEREINSBANK AG, as a Lender

By:	/s/ Craig Pinsly
Name:	Craig Pinsly
Title:	Director

By:	/s/ Michael Davis
Name:	Michael Davis
Title:	Director

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

BAYERISCHE LANDESBANK, as a Lender

By:	/s/ James Fox
Name:	James Fox
Title:	Vice President

By:	/s/ Norman McClave
Name:	Norman McClave
Title:	First Vice President

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

CITICORP USA, INC., as a Lender

By:	/s/ Yoko Otani
Name:	Yoko Otani
Title:	Managing Director

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul M. Lopez
Name:	Paul M. Lopez
Title:	Senior Vice President

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

LEHMAN BROTHERS BANK, FSB, as a Lender

By:	/s/ Janine M. Shugan
Name:	Janine M. Shugan
Title:	Authorized Signatory

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Greenwich Capital Markets, Inc., as agent for The Royal Bank of Scotland plc, as a Lender

By:	/s/ Angela Reilly
Name:	Angela Reilly
Title:	Senior Vice President

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Societe Generale, as a Lender

By:	/s/ Edith Hornick
Name:	Edith Hornick
Title:	Managing Director

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

WestLB AG, New York Branch, as a Lender

By:	/s/ Samuel Bridges
Name:	Samuel Bridges
Title:	Executive Director

By:	/s/ Lillian Tung Lum
Name:	Lillian Tung Lum
Title:	Executive Director

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Mizuho Corporate Bank, Ltd., as a Lender

By:	/s/ Robert Gallagher
Name:	Robert Gallagher
Title:	Senior Vice President

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

U.S. National Bank National Association, as a Lender

By:	/s/ Douglas A. Rich
Name:	Douglas A. Rich
Title:	Vice President

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Calyon New York Branch, as a Lender

By:	/s/ Sebastian Rocco
Name:	Sebastian Rocco
Title:	Managing Director

By:	/s/ W. Jay Buckley
Name:	W. Jay Buckley
Title:	Managing Director

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

FIFTH THIRD BANK, as a Lender

By:	/s/ Gary Losey
Name:	Gary S. Losey
Title:	AVP – Relationship Manager

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 19, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, ROYAL BANK OF CANADA, AS MANAGING ADMINISTRATIVE AGENT, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES AND SOCIETE GENERALE, AS DOCUMENTATION AGENTS, BNP PARIBAS, AS SYNDICATION AGENT, BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

COOPERATIEVE CENTRALE RAIFEISSEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH., as a Lender

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Executive Director

By:	/s/ Jocelyne Lallemand
Name:	Jocelyne Lallemand
Title:	Vice President

Signature Page to the First Amendment to the Countrywide Credit Agreement

Royal Bank of Canada as Managing Administrative Agent